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                          Prudential Diversified Funds

                         Supplement dated May 29, 2001
                    to the Prospectus dated October 5, 2000

                                  Target Funds

                         Supplement dated May 29, 2001
                    to the Prospectus dated November 3, 2000

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   On or after September 4, 2001, your Fund will become part of the Strategic
Partners family of mutual funds. To accommodate this transition, your Fund's name and its exchange privileges and sales charge reduction features will change. Please read this Supplement carefully.

   This Supplement modifies certain portions of the Prospectuses of Prudential Diversified Funds ('PDF') and Target Funds ('Target'), including references to the Funds' names, sales charge reduction features and exchange privileges. The information in this Supplement supersedes that contained in the Prospectuses to the extent that it is inconsistent with information in the Prospectuses.

Name Change

   On May 22, 2001, the Boards of Trustees of PDF and Target (the 'Trusts') voted to change the name of their respective Trusts and the name of each Fund offered by the re-named Trusts, as shown in the following table, effective on or after September 4, 2001 (the 'Transition Date').

Current Names                        New Names
Prudential Diversified Funds      -- Strategic Partners Asset
                                     Allocation Funds
Prudential Diversified            -- Strategic Partners Conservative
  Conservative Growth Fund           Growth Fund
Prudential Diversified Moderate   -- Strategic Partners Moderate
  Growth Fund                        Growth Fund
Prudential Diversified High       -- Strategic Partners High Growth
  Growth Fund                        Fund

MF2001C6

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
Current Names                        New Names
Target Funds                      -- Strategic Partners Style
                                     Specific Funds
Large Capitalization Growth Fund  -- Strategic Partners Large
                                     Capitalization Growth Fund
Small Capitalization Growth Fund  -- Strategic Partners Small
                                     Capitalization Growth Fund
Large Capitalization Value Fund   -- Strategic Partners Large
                                     Capitalization Value Fund
Small Capitalization Value Fund   -- Strategic Partners Small
                                     Capitalization Value Fund
International Equity Fund         -- Strategic Partners
                                     International Equity Fund
Total Return Bond Fund            -- Strategic Partners Total Return
                                     Bond Fund

   Consistent with the name change, these Funds will join the current offerings that comprise the Strategic Partners family of funds: the Strategic Partners Focused Growth, New Era Growth and Focused Value Funds. The Funds that comprise the newly named Strategic Partners Asset Allocation Funds and Strategic Partners Style Specific Funds are referred to in this Supplement as the 'New Funds.'

   The transition of the Trusts to the Strategic Partners family of funds will not result in any change to the Automatic Investment Plan, Systematic Withdrawal Plan or most other shareholder services and privileges described in each Prospectus under 'How to Buy, Sell and Exchange Shares of the Funds--How to Buy Shares--Step 4: Additional Shareholder Services.'

Class A Initial Sales Charge Reduction or Waiver

   The following information modifies the discussion of Class A initial sales charge reductions or waivers on page 48 of the PDF Prospectus and page 42 of the Target Prospectus, under 'How to Buy, Sell and Exchange Shares of the Funds--How to Buy Shares--Step 2: Choose a Share Class--Reducing or Waiving Class A's Initial Sales Charge.'

   Rights of Accumulation

   Effective on the Transition Date, any Prudential mutual fund shares held by a New Fund shareholder (including that shareholder's New Fund holdings on the Transition Date) will continue to qualify toward reduced sales charges on subsequent purchases of Class A shares of Prudential mutual funds. In addition, New Fund shares held on, or acquired after, the Transition Date will count toward reduced sales charges on subsequent purchases of Class A shares of Strategic

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Partners mutual funds (including the New Funds) under Rights of Accumulation.
New Fund shares acquired after the Transition Date, however, will not count toward reduced sales charges on subsequent purchases of Class A shares of Prudential mutual funds.

   Letter of Intent ('LOI')

   An LOI entered into by a New Fund shareholder on or after the Transition Date may be satisfied only with shares of other Strategic Partners mutual funds (including the New Funds). A New Fund shareholder who entered into an LOI prior to the Transition Date, however, may satisfy the LOI by purchasing shares of both Prudential mutual funds and the New Funds.

Amended Exchange Privileges

   The following information modifies the discussion of Fund exchanges that begins on page 58 of the PDF Prospectus and page 50 of the Target Prospectus, under 'How to Buy, Sell and Exchange Shares of the Funds--How to Exchange Your Shares.'

   On May 22, 2001, the Boards of the Trusts voted to amend the exchange privileges associated with those Trusts, effective on the Transition Date. The Trusts may change the terms of the exchange privileges on at least 60 days' notice to shareholders. Accordingly, effective on the Transition Date, no New Funds will be exchangeable with Prudential mutual funds, but each New Fund becomes fully exchangeable with any other Strategic Partners mutual fund (including the other New Funds) and with Strategic Partners shares of Special Money Market Fund, Inc.

   Special Exchange Privilege

   In addition, the Boards of the Trusts voted to terminate the exchange privilege described in the last paragraph beginning on both page 58 of the PDF Prospectus and page 50 of the Target Prospectus, effective on the Transition Date. The current Strategic Partners mutual funds do not offer this privilege.

   Effective on the Transition Date, although Class B and Class C shares of the New Funds held on the Transition Date will help a shareholder qualify for subsequent purchases of Prudential mutual fund Class A shares at net asset value under the Special Exchange Privilege (and all Prudential mutual fund Class B and Class C shares eligible for the Special Exchange Privilege will continue to be exchanged automatically for Class A shares), Class B and C shares of the New Funds will not be exchanged for

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Class A shares. Class B shares of the New Funds will continue to convert to
Class A shares after approximately seven years, as is described on page
51 of the PDF Prospectus and page 43 of the Target Prospectus.